Company Overview January 2016 NASDAQ: ZGNX Exhibit 99.1

Forward Looking Statements Zogenix cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements. Words such as "believes," "plans," "expects," "will," "potential" and similar expressions are intended to identify forward-looking statements. These statements are based on the company's current beliefs and expectations. These forward-looking statements include statements regarding: the timing of the commencement and completion of clinical trials and regulatory submissions for ZX008 and RELDAY; the Company's cash position related to operating expenses and planned development activities; and delivery and dosing benefits of ZX008 and RELDAY and the potential to demonstrate that they have differentiated product profiles amongst currently marketed drug products. Actual results may differ from those set forth in this presentation due to the risk and uncertainties inherent in Zogenix's business, including, without limitation: difficulties or delays relating to the development, testing, manufacturing and marketing of any of Zogenix’s product candidates; the potential that earlier clinical trials may not be predictive of future results; Zogenix's reliance on third parties to conduct its clinical trials, enroll patients, manufacture its preclinical and clinical drug supplies and manufacture commercial supplies of its drug products, if approved; Zogenix's ability to fully comply with numerous federal, state and local laws and regulatory requirements that apply to its product development activities; Zogenix could spend its available financial resources faster than it currently expects and may be unable to raise additional capital if and when needed, on acceptable terms or at all; and other risks described in the company's filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Zogenix undertakes no obligation to revise or update this release to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement.

Developed, Commercialized and Monetized CHRONIC PAIN ACUTE MIGRAINES EPILEPSY (DRAVET SYNDROME) SCHIZOPHRENIA ONCE-MONTHLY ZX008 (low-dose fenfluramine) Late Stage Development Global Opportunities Products for the Treatment of CENTRAL NERVOUS SYSTEM (CNS) Disorders

The Zogenix Opportunity PROMISING PIPELINE of Differentiated CNS Compounds in Late-Stage Clinical Development FULLY FUNDED For Multiple Milestones Through 2017 for 2 Clinical Programs EXPERIENCED TEAM with Successful Track Record of Drug Development HIGHLY EFFICIENT Path to Commercialization and Profitability ORPHAN DRUG STRATEGY Focused on Solving Significant Treatment Gaps

Worldwide Rights Orphan Drug Designation in U.S. and E.U. Expect to Commercialize Directly in U.S. and E.U. Asia-Pacific Partnering Opportunity ZX008 Dravet Syndrome PHASE 3 START Q4 2015

Dravet Syndrome: A Catastrophic Illness

Zogenix®

Intractable, Severe Epilepsy Which Begins In Infancy

- Estimated 16,000 - 29,000 Patients in the U.S. and E.U.[1]
  - Approximately 75 Specialty Treatment Centers in U.S. and similar in E.U.
- Does not Effectively Respond to Traditional Epilepsy Medications
- Cognitive, Developmental, Behavioral, and Motor Impairment Correlated with >5 Seizures/Month[2]
- Polypharmacy is Standard of Care But No Effective, Long-Term Treatment Exists



SIGNIFICANT CHILDHOOD MORTALITY

1. Calculated by patient incidence rates and population in US and in UK, Germany, Italy, Spain, France
Bayat A et al; *Epilepsia.* 2015: 56(4):e36-9 (ISSN:1528-1167) The incidence of SCN1A-related Dravet syndrome in Denmark is 1:22,000: A population-based study from 2004 to 2009.
Brunklaus, A. et al, *Brain,* 2012: 135; 2329-2336. Prognostic, clinical and demographic features in SCN1A mutation-positive Dravet syndrome
Hurst, Daniel; *Epilepsia.* 31(4):397-400, 1990) Epidemiology of Severe Myoclonic Epilepsy of Infancy
2. Wolff M., Dravet C. *Epilepsia*, 2006; 47 Suppl 2:45-8. Severe myoclonic epilepsy of infants (Dravet syndrome): natural history and neuropsychological findings.

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First Published Study of Fenfluramine Efficacy in Dravet Syndrome Long-term open-label study of fenfluramine as an adjunctive anticonvulsant therapy 12 Dravet syndrome patients, 11 with confirmatory genetic mutation 70% of patients seizure-free at last assessment Range of 1-19 years of seizure freedom Clinical data / IP licensed by Zogenix

This analysis includes 10 patients from the original cohort (5 years of follow-up) and 2 patients who began treatment in 2011 (4 years of follow-up) Patients age range of 9 months to 13 years at treatment initiation Multi-Year Follow-Up Analysis Further Supports Fenfluramine Efficacy in Dravet Syndrome >80% of Patients Achieved >75% Reduction in Seizure Frequency 29 of 58 Patient-Treatment Years (50%) Were Seizure-Free 3 out of 12 Patients Were Seizure-Free for All 5 Years 5 out of 12 Patients Were Seizure-Free for 2-4 Years No Clinically Significant Findings Related to Cardiotoxicity [Echocardiography] Mild/Transient Side Effects: Loss of Appetite, Fatigue, Somnolence Categorical Response to Low-Dose (10mg – 20mg Daily) Fenfluramine Ceulemans, Berten, et al. Five-Year Follow-Up of Fenfluramine as Add-on Treatment in Dravet Syndrome. 11th European Paediatric Neurology Society Congress, online poster presentation, May 2015.

Recent Clinical Data Presented at the American Epilepsy Society Meeting, December 2015 New data from 7 new Dravet syndrome patients who started fenfluramine after 2010 Low-dose Fenfluramine Significantly Reduces Seizure Frequency in Dravet Syndrome: A Prospective Study of a New Cohort of Belgian Patients Results from measuring the change in fequency of tonic-clonic seizures from a 3-month baseline period compared to scheduled assessments during fenfluiramine treatment Cardiovascular Side Effects of Low-dose Fenfluramine Treatment in Dravet Syndrome: A Prospective Echocardiographic Pilot Study Results from echocardiography assessments performed prior to starting fenfluramine, every 3 months during the first year, every 6 months during the second year, and annually thereafter

Seizure Reduction in the New Patient Cohort AES, 2015 Over the entire observation period (median 0.9 years; range 0.2 to 3.9 years) the median frequency of TC seizures was 0.9 per month, representing an 84% reduction compared to the 3 month run-in period

Cardiac Safety in the New Patient Cohort AES, 2015 Patient number Gender (M/F) Current Age (yr) Current weight (kg) Age at start with FFA (yr) Starting Dose FFA (mg/d) Current Dose FFA (mg/d) Duration of Treatment (mo) Number of echocardiography examinations* Echocardiography findings Signs suggestive of pulmonary HTN (Y/N) 1 M 16 37.5 11 10 10 53 8 Normal N 2 F 5 18.1 1 5 12.5 50 7 Normal N 3 M 6 16 5 5 7.5 4 2 Normal N 4 M 13 39.5 11 10 15 14 3 Normal N 5 F 14 52 13 5 5 12 4 Normal N 6 M 20 43.5 19 10 10 13 5 Normal N 7 M 20 59 20 8 10 10 2 Normal N Treatment with low-dose FFA (<20 mg/day) for periods of up to 4 years did not result in echocardiographic or clinical signs of cardiac valve abnormalities or pulmonary hypertension

Pre-Clinical Evidence of Fenfluramine Activity in an Established Model of Dravet Syndrome


Wildtype
scn1Lab Mutant


F2
total movement/ 1 - hour tracking
15000
10000
5000
0
****
****
****
**
VHC
12.5 µM FA
25 µM FA
50 µM FA
VHC
12.5 µM FA
25 µM FA
50 µM FA
CTRL MO
ATG MO

- Zebrafish model of DS - antisense knockdown of *scn1Lab*
  - >80% of Dravet syndrome patients test positive for *SCN1A* gene mutations
  - Mutant, in contrast to wild type, zebrafish display hyperactivity, convulsive seizure-like behavior, loss of posture, repetitive jerking and a myoclonic seizure-like pattern
- **Demonstrated the ability of fenfluramine to significantly reduce locomotion and to eliminate epileptiform neuronal activity**
- Further work has identified the 5-HT subtype receptors that appear to be involved in the mechanism-of-action of fenfluramine

Zhang, Yifen, et al. *PLOS* May 12, 2015. Pharmacological Characterization of an Antisense Knockdown Zebrafish Model of Dravet Syndrome: Inhibition of Epileptic Seizures by the Serotonin Agonist Fenfluramine.

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Phase 3 Development Program Initiated First Placebo-Controlled Phase 3 Trial Started in Jan 2016 FDA approved IND, Dec 2015 Request for Fast Track Designation in the U.S. recently submitted North American (US, Canada) efficacy study initiated Jan 2016 CTA for EU sites in second study (Study 1502) submitted through EMA Voluntary Harmonization Procedure Study 1502 planned to start 1Q16

ZX008 Phase 3 Study Design Two identical efficacy studies, with long term open label extension 6 WEEKS BASELINE OBSERVATION 12 WEEKS TREATMENT Initial Screen Placebo Open Label Safety Study N = 105 Ages 2 – 18 ZX008 0.8 mg/kg/d ZX008 0.2 mg/kg/d 1:1:1 Randomization 2 week Titration

Key Efficacy Assessments Primary analysis will compare ZX008 0.8 mg/kg/day vs placebo Change in incidence of convulsive seizures during combined titration and maintenance periods compared with baseline observation period Planned secondary analyses include: Comparison of ZX008 0.2 mg/kg/day with placebo and ZX008 0.8 mg/kg/day on incidence of convulsive seizures Longest convulsive seizure-free interval Proportion of patients who achieve a ≥40% or ≥50% reduction in convulsive seizure frequency Clinical Global Impression – improvement as assessed by parent/caregiver and by investigator

Key Safety Assessments Adverse events Laboratory safety parameters (hematology, chemistry, urinalysis) Vital signs Cardiac examination Doppler echocardiogram 12-lead electrocardiogram

FDA Agreement on Use of Echocardiography in ZX008 Clinical Program Lack of precedent for use of prospective echocardiography for safety monitoring in pediatric development program Clinical studies show a high incidence of cardiac valve regurgitation (pulmonary, tricuspid valves) detected in normal healthy children FDA has agreed with Zogenix approach for echocardiography evaluation Echocardiograms will be interpreted by central cardiology readers in ZX008 clinical program, using normative data for pediatric population Zogenix has convened a panel of pediatric cardiology advisors to assist in reading and interpreting cardiovascular data from ZX008 clinical trials

E.U. 57% Market Research: ZX008 Could be Used as First or Second Adjunct Therapy in Dravet Syndrome % of Neuros Who Would Use ZX008 as a 1st or 2nd Adjunct Therapy Source: BioStrategies Market Research, May 2015 13 of 16 8 of 14 U.S. 81% Neurologists… Were Overwhelmingly Positive Regarding the Safety and Efficacy Profile of ZX008 Consider 78% of Dravet Syndrome Patients to be Clinically Appropriate for ZX008 Treatment Polypharmacy is Standard of Care for Management of Epilepsy

Established Product Protection ORPHAN DRUG STATUS May Provide 10 Years of Market Exclusivity in E.U. and 7 Years in U.S. When Obtained in Japan, ODS Will Provide 10 Years Exclusivity PATENTS PENDING(1) Use of Fenfluramine in Dravet Syndrome and Elements of a Future REMS Program Ongoing Preclinical & Development Work Providing Additional IP Opportunities PRODUCT SPECIFIC REMS Will Include Patient Registry and Cardiac Monitoring Difficult to Circumvent and Expensive to Replicate (1)Method For the Treatment of Dravet Syndrome – (13/887,014), (EP 2014/058954), (14/447/253), (14/447/303), (14/447,369)

Potential Use of ZX008 in Other Pediatric Orphan Refractory Epilepsy Conditions Investigator Initiated Study (IIS) in Lennox Gastaut syndrome (Professors Lagae and Ceulemans) Open Label Trial - study protocol recently approved by Belgian Regulatory Authority (FAGG) Planned start in Q1 2016 Further refractory orphan pediatric epilepsy condition(s) to be evaluated in 2016 IIS and/or Phase 2

Proprietary Subcutaneous Once-Monthly Antipsychotic Highly Differentiated Profile Worldwide Rights Partnering Process Initiated Co-Development/Commercialization Opportunity Schizophrenia PHASE 3 READY

Market Overview of LAIs for Treatment of Schizophrenia 2.4 Million Diagnosed Patients in the U.S. Treatment Compliance Can Be Challenging Treatment Paradigm Evolving Towards Earlier Use of LAIs LAIs for Schizophrenia PATIENTS PHYSICIANS Large, Growing $3.8B WW Market Highly Concentrated U.S. Market 11,000 Psychiatrists Prescribing LAI Antipsychotics Source: IMS Midas, FY 2014 US manufacturer dollars for worldwide long acting injectable atypical anti-psychotic drugs

RELDAY Has a Differentiated LAI Profile Overcomes complexities associated with other long acting injections No oral supplementation / complicated loading dose regimens Initiation dose identical to maintenance dose Once-monthly dosing interval Subcutaneous administration Potential for improved safety and tolerability Stable formulation without the need for reconstitution prior to use

Development Progress to Date Strong physician and payer endorsement Single-Dose Study Successfully Completed Multi-Dose Study Successfully Completed Issued and Pending Patents Through at Least 2034 Formulation Technology also Amenable to Three-Monthly Dosing Interval for Future Development and Life-Cycle Management Search for Development and Commercialization Partner Initiated A Proven, Effective and Safe Molecule for the Treatment of Schizophrenia

2017 2016 Q1 Q2 Q3 Q4 Focused on Execution in Late-Stage Development ZX008 Initiate US Ph 3 Trial for DS Initiate EU Ph 3 Trial for DS EU Phase 3 Results Target DS NDA/MAA Submissions Potential Partnership End of Ph 2 FDA Meeting Initiate Ph 3 with Partner Top Line Data from US Ph 3 Trial for DS II Study for LGS Results From II Study For LGS II – Investigator Initiated DS – Dravet Syndrome LGS – Lennox Gastaut Syndrome

Financial Highlights Cash ( balance at 12-31-15) $155.9 M Debt (1) (as of 12-31-15) $20.0 M Common Shares Outstanding 24.8 million Fully Diluted Shares (2) 29.5 million Excludes $7.0 million working capital advance from Endo International Fully diluted shares include options to purchase 2.7 million shares and warrants to purchase 2.0 million shares with weighted average exercise prices of $17.78 and $21.66, respectively

NASDAQ: ZGNX PROMISING PIPELINE FULLY FUNDED CLINICAL PROGRAMS EXPERIENCED, SUCCESSFUL TEAM SIGNIFICANT NEAR-TERM MILESTONES HIGHLY EFFICIENT PATH TO COMMERCIALIZATION